_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 17, 2003

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware State or Other Jurisdiction Of Incorporation)	333-106925 (Commission File Number)	74-2440850 (I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                       No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

Filed concurrently herewith under Form SE are certain materials (the “Computational  Materials”) furnished to the Registrant by Lehman Brothers Inc. (the “Underwriter”) in respect of Thornburg Mortgage Securities Trust 2003-6 Mortgage-Backed Notes, Series 2003-6, Class A-1, Class A-2 and Class M (the “Notes”).  The Notes are being offered pursuant to a Prospectus Supplement dated December 12, 2003, and the related Prospectus, dated August 26, 2003 (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Notes have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-106925) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

_______________

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials. (P)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:

/s/ Michael Hitzmann

Name:  Michael Hitzmann

Title:    Vice President

Dated:  December 17, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Computational Materials

   P

Exhibit 99.1     Computational Materials (P)

[To be filed on Form SE]